UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2025

Incannex Healthcare Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41106	93-2403210
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 105, 8 Century Circuit Norwest, NSW 2153 Australia	Not applicable
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: +61 409 840 786

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.0001 par value per share	IXHL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 7, 2025, Incannex Healthcare Inc. (the “Company”) entered into a Sales Agreement (the “Sales Agreement”) with A.G.P./Alliance Global Partners (“A.G.P.”), pursuant to which the Company may sell and issue shares of its common stock (the “Shares”) from time to time through A.G.P. as the Company’s sales agent (the “ATM Offering”). The Company has no obligation to sell any of the Shares, and may at any time suspend offers under the Sales Agreement or terminate the Sales Agreement, pursuant to the terms therein.

Sales of the Shares, if any, under the Sales Agreement may be made in transactions that are deemed to be “at-the-market” equity offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including, without limitation, sales made directly on or through The Nasdaq Global Market, the trading market for the Company’s common stock, or any other existing trading market in the United States for the Company’s common stock, sales made to or through a market maker other than on an exchange or otherwise, directly to A.G.P. as principal in negotiated transactions at market prices prevailing at the time of sale or at prices related to such prevailing market prices, and/or in any other method permitted by law. Subject to the terms and conditions of the Sales Agreement, A.G.P. will use its commercially reasonable efforts to sell the Shares from time to time based upon the Company’s instructions (including any price, time or size limits or other parameters or conditions the Company may impose).

Pursuant to the terms of those certain securities purchase agreements, dated March 7, 2025, by and between the Company and certain institutional investors (the “Private Placement”), the Company may not issue shares of common stock pursuant to the Sales Agreement at a price less than $1.08 per share of common stock prior to the thirtieth day after the Release Date. The “Release Date” is the later of (x) the earlier of (i) the effective date of a registration statement registering all of the securities sold in the Private Placement or (ii) the date that the securities sold in the Private Placement can be sold, assigned or transferred without restriction or limitation pursuant to Rule 144 or Rule 144A promulgated under the Securities Act of 1933 and (y) the date that the Company obtains stockholder approval (the “Stockholder Approval”) to (i) approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of common stock underlying the Company’s outstanding Series A Warrants, and (ii) approve a proposed amendment to its amended and restated certificate of incorporation to increase the total number of shares of common stock authorized for issuance thereunder from 100,000,000 shares to 800,000,000 shares, at its upcoming special meeting of stockholders. Additionally, the Company may not issue more than seven shares of common stock pursuant to the Sales Agreement prior to the date of the Stockholder Approval as the Company currently has no other authorized shares of common stock available for issuance. As a result, the Company will likely be unable to utilize the Sales Agreement in the near term. The Company will pay A.G.P. a commission of 3.0% of the gross sales price of the Shares sold under the Sales Agreement. The Company has also provided A.G.P. with customary indemnification rights and has agreed to reimburse A.G.P. for certain specified expenses. The offer and sale of the Shares pursuant to the ATM Offering will terminate upon the earlier of (a) the sale of the Shares pursuant to the prospectus supplement and the accompanying prospectus filed on April 7, 2025, having an aggregate sales price of $16,768,099, (b) the expiration of the Registration Statement (as defined below) on the third (3rd) anniversary of the initial effective date of the Registration Statement pursuant to Rule 415(a)(5) under the Securities Act, or (c) termination of the Sales Agreement by A.G.P. or the Company pursuant to its terms.

The Shares will be offered and sold pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-283028). The Company filed a prospectus supplement, dated April 7, 2025, with the Securities and Exchange Commission relating to the offer by the Company of up to $16,768,099 of Shares in the ATM Offering.

The description of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the Sales Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

The legal opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. relating to the legality of the issuance and sale of the Shares being offered pursuant to the Sales Agreement is filed as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
10.1+	Sales Agreement, dated April 7, 2025, by and between Incannex Healthcare Inc. and A.G.P./Alliance Global Partners.
23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INCANNEX HEALTHCARE INC.

Dated:April 7, 2025	By:	/s/ Joel Latham
Joel Latham
Chief Executive Officer and President

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